Exhibit 99.1

Tuesday, July 1, 2014

For Immediate Release

Bridgeline Digital Announces Meeting Date for Annual Meeting of Stockholders

Burlington, MA | July 1, 2014

Bridgeline Digital, Inc. (NASDAQ: BLIN), The Digital Engagement Company™, announced today that it will hold its 2014 Annual Meeting of Stockholders on Friday, August 15, 2014. Since the expected meeting date for the 2014 Annual Meeting represents a change of more than thirty days from the anniversary of the Company's 2013 annual meeting of stockholders held on April 26, 2013, the Company has set a new deadline for the receipt of stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") for inclusion in the Company's proxy materials for the 2014 Annual Meeting. In order to be considered timely, such proposals must comply with the stockholder proposal requirements set forth in the Company's Bylaws and be received by the Company on or before July 13, 2014 at its principal office at 80 Blanchard Road, Burlington, Massachusetts 01803, Attention: Corporate Secretary.

About Bridgeline Digital

Bridgeline Digital, The Digital Engagement Company™, enables its customers to maximize the performance of their mission critical websites, intranets, and online stores. Bridgeline’s iAPPS® platform deeply integrates Web Content Management, eCommerce, eMarketing, and Web Analytics to help marketers deliver online experiences that attract, engage and convert their customers across all digital channels. Bridgeline provides end-to-end Digital Engagement solutions and boasts an award-winning team of interactive services professionals. Headquartered in Burlington, Mass., with nine additional locations throughout the U.S. and an Asia Pacific headquarters in Bangalore, India, Bridgeline has thousands of customers that range from middle market organizations to Fortune 1000 companies. To learn more, please visit www.bridgelinedigital.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

All statements included in this press release, other than statements or characterizations of historical fact, are forward-looking statements. These forward-looking statements are based on our current expectations, estimates and projections about our industry, management's beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "could," "potential," "continue," "ongoing," similar expressions, and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions, including, but not limited to, the impact of the weakness in the U.S. and international economies on our business, our inability to manage our future growth effectively or profitably, fluctuations in our revenue and quarterly results, our license renewal rate, the impact of competition and our ability to maintain margins or market share, the limited market for our common stock, the volatility of the market price of our common stock, the performance of our products, our ability to respond to rapidly evolving technology and customer requirements, our ability to protect our proprietary technology, the security of our software, our dependence on our management team and key personnel, our ability to hire and retain future key personnel, or our ability to maintain an effective system of internal controls as well as other risks described in our filings with the Securities and Exchange Commission.  Any of such risks could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement. We expressly disclaim any obligation to update any forward-looking statement.

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For more information please contact: Michael Prinn Bridgeline Digital, Inc. Executive Vice President, Chief Financial Officer 781.497.3016 mprinn@bridgeline.com